Exhibit 10.15

IAE Building 400 Main Street East Hartford, CT 06108 USA

3 October 2003

JetBlue Airways Corporation

19 Old Kings Highway South, Suite 23

Darien, Connecticut 06820

Attention: Vice President and Treasurer

Subject:	Side Letter No. 14 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

IAE is pleased to submit to JetBlue this Side Letter No. 14 to the Agreement in support of JetBlue’s *** as follows:

1.                                       A *** 2004 delivery aircraft shall now be scheduled for delivery in *** 2004.

2.                                       A *** 2005 delivery aircraft shall now be scheduled for delivery in *** 2005.

3.                                       A *** 2005 delivery aircraft shall now be scheduled for delivery in *** 2005.

4.                                       A *** 2005 delivery aircraft shall now be scheduled for delivery in *** 2004.

All of these new *** deliveries shall occur in accordance with the revised delivery schedule set forth in Exhibit B-1 hereto, which schedule shall replace in its entirety the delivery schedule attached to Side Letter No. 13.

Except as expressly amended by this Side Letter No. 14 all provisions of the Agreement remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:
IAE International Aero Engines AG	JetBlue Airways Corporation

Name	Name

Title	Title

Date	Date

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

EXHIBIT B-1

AIRCRAFT DELIVERY SCHEDULES

As of October 2003

Glossary Note:

•                  Delivered Aircraft are indicated by Italics typeface

•                  Existing Firm Aircraft are indicated by normal typeface

•                  Incremental Aircraft, including all Firm Incremental Aircraft and all Option Aircraft are indicated by bold typeface

Rank No.	Aircraft	Delivery
No. 1	Firm Aircraft	*** 2000
No. 2	Firm Aircraft	*** 2000
No. 3	Firm Aircraft	*** 2000
No. 4	Firm Aircraft	*** 2000
No. 5	Firm Aircraft	*** 2000
No. 6	Firm Aircraft	*** 2000
No. 7	Firm Aircraft	*** 2001
No. 8	Firm Aircraft	*** 2001
No. 9	Firm Aircraft	*** 2001
No. 10	Firm Aircraft	*** 2001
No. 11	Firm Aircraft	*** 2001
No. 12	Firm Aircraft	*** 2001
No. 13	Firm Aircraft	*** 2001
No. 14	Firm Aircraft	*** 2002
No. 15	Firm Aircraft	*** 2002
No. 16	Firm Aircraft	*** 2002
No. 17	Firm Aircraft	*** 2002
No. 18	Firm Aircraft	*** 2002
No. 19	Firm Aircraft	*** 2002
No. 20	Firm Aircraft	*** 2002
No. 21	Firm Aircraft	*** 2002
No. 22	Firm Aircraft	*** 2002
No. 23	Firm Aircraft	*** 2002
No. 24	Firm Aircraft	*** 2002
No. 25	Firm Aircraft	*** 2002

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 26	Firm Aircraft	*** 2002
No. 27	Firm Aircraft	*** 2002
No. 28	Firm Aircraft	*** 2002
No. 29	Firm Aircraft	*** 2003
No. 30	Firm Aircraft	*** 2003
No. 31	Firm Aircraft	*** 2003
No. 32	Firm Aircraft	*** 2003
No. 33	Firm Aircraft	*** 2003
No. 34	Firm Aircraft	*** 2003
No. 35	Firm Aircraft	*** 2003
No. 36	Firm Aircraft	*** 2003
No. 37	Firm Aircraft	*** 2003
No. 38	Firm Aircraft	*** 2003
No. 39	Firm Aircraft	*** 2003
No. 40	Firm Aircraft	*** 2003
No. 41	Firm Aircraft	*** 2003
No. 42	Firm Aircraft	*** 2003
No. 43	Firm Aircraft	*** 2003
No. 44	Firm Aircraft	*** 2003
No. 45	Firm Aircraft	*** 2004
No. 46	Firm Aircraft	*** 2004
No. 47	Firm Aircraft	*** 2004
No. 48	Firm Aircraft	*** 2004
No. 49	Firm Aircraft	*** 2004
No. 50	Firm Aircraft	*** 2004
No. 51	Firm Aircraft	*** 2004
No. 52	Firm Aircraft	*** 2004
No. 53	Firm Aircraft	*** 2004
No. 54	Firm Aircraft	*** 2004
No. 55	Firm Aircraft	*** 2004
No. 56	Firm Aircraft	*** 2004
No. 57	Firm Aircraft	*** 2004
No. 58	Firm Aircraft	*** 2004
No. 59	Firm Aircraft	*** 2004
No. 60	Firm Aircraft	*** 2005
No. 61	Firm Aircraft	*** 2005
No. 62	Firm Aircraft	*** 2005
No. 63	Firm Aircraft	*** 2005
No. 64	Firm Aircraft	*** 2005
No. 65	Firm Aircraft	*** 2005
No. 66	Firm Aircraft	*** 2005

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 67	Firm Aircraft	*** 2005
No. 68	Firm Aircraft	*** 2005
No. 69	Firm Aircraft	*** 2005
No. 70	Firm Aircraft	*** 2005
No. 71	Firm Aircraft	*** 2005
No. 72	Firm Aircraft	*** 2005
No. 73	Firm Aircraft	*** 2005
No. 74	Firm Aircraft	*** 2005
No. 75	Firm Aircraft	*** 2006
No. 76	Firm Aircraft	*** 2006
No. 77	Firm Aircraft	*** 2006
No. 78	Firm Aircraft	*** 2006
No. 79	Firm Aircraft	*** 2006
No. 80	Firm Aircraft	*** 2006
No. 81	Firm Aircraft	*** 2006
No. 82	Firm Aircraft	*** 2006
No. 83	Firm Aircraft	*** 2006
No. 84	Firm Aircraft	*** 2006
No. 85	Firm Aircraft	*** 2006
No. 86	Firm Aircraft	*** 2006
No. 87	Firm Aircraft	*** 2006
No. 88	Firm Aircraft	*** 2006
No. 89	Firm Aircraft	*** 2006
No. 90	Firm Aircraft	Year 2007
No. 91	Firm Aircraft	Year 2007
No. 92	Firm Aircraft	Year 2007
No. 93	Firm Aircraft	Year 2007
No. 94	Firm Aircraft	Year 2007
No. 95	Firm Aircraft	Year 2007
No. 96	Firm Aircraft	Year 2007
No. 97	Firm Aircraft	Year 2007
No. 98	Firm Aircraft	Year 2007
No. 99	Firm Aircraft	Year 2007
No. 100	Firm Aircraft	Year 2007
No. 101	Firm Aircraft	Year 2007
No. 102	Firm Aircraft	Year 2007
No. 103	Firm Aircraft	Year 2007
No. 104	Firm Aircraft	Year 2007

No. 105	Firm Aircraft	Year 2008
No. 106	Firm Aircraft	Year 2008

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 107	Firm Aircraft	Year 2008
No. 108	Firm Aircraft	Year 2008
No. 109	Firm Aircraft	Year 2008
No. 110	Firm Aircraft	Year 2008
No. 111	Firm Aircraft	Year 2008
No. 112	Firm Aircraft	Year 2008
No. 113	Firm Aircraft	Year 2008
No. 114	Firm Aircraft	Year 2008
No. 115	Firm Aircraft	Year 2008
No. 116	Firm Aircraft	Year 2008
No. 117	Firm Aircraft	Year 2008

No. 118	Firm Aircraft	Year 2009
No. 119	Firm Aircraft	Year 2009
No. 120	Firm Aircraft	Year 2009
No. 121	Firm Aircraft	Year 2009
No. 122	Firm Aircraft	Year 2009
No. 123	Firm Aircraft	Year 2009
No. 124	Firm Aircraft	Year 2009
No. 125	Firm Aircraft	Year 2009
No. 126	Firm Aircraft	Year 2009
No. 127	Firm Aircraft	Year 2009

No. 128	Firm Aircraft	Year 2010
No. 129	Firm Aircraft	Year 2010
No. 130	Firm Aircraft	Year 2010
No. 131	Firm Aircraft	Year 2010
No. 132	Firm Aircraft	Year 2010
No. 133	Firm Aircraft	Year 2010
No. 134	Firm Aircraft	Year 2010
No. 135	Firm Aircraft	Year 2010
No. 136	Firm Aircraft	Year 2010
No. 137	Firm Aircraft	Year 2010

No. 138	Firm Aircraft	Year 2011
No. 139	Firm Aircraft	Year 2011
No. 140	Firm Aircraft	Year 2011
No. 141	Firm Aircraft	Year 2011
No. 142	Firm Aircraft	Year 2011
No. 143	Firm Aircraft	Year 2011

New Option Aircraft

No. 144	Option Aircraft	*** 2006
No. 145	Option Aircraft	*** 2006
No. 146	Option Aircraft	Year 2007
No. 147	Option Aircraft	Year 2007

No. 148	Option Aircraft	Year 2008
No. 149	Option Aircraft	Year 2008
No. 150	Option Aircraft	Year 2008
No. 151	Option Aircraft	Year 2008

No. 152	Option Aircraft	Year 2009
No. 153	Option Aircraft	Year 2009
No. 154	Option Aircraft	Year 2009
No. 155	Option Aircraft	Year 2009
No. 156	Option Aircraft	Year 2009
No. 157	Option Aircraft	Year 2009
No. 158	Option Aircraft	Year 2009
No. 159	Option Aircraft	Year 2009
No. 160	Option Aircraft	Year 2010
No. 161	Option Aircraft	Year 2010
No. 162	Option Aircraft	Year 2010
No. 163	Option Aircraft	Year 2010
No. 164	Option Aircraft	Year 2010
No. 165	Option Aircraft	Year 2010
No. 166	Option Aircraft	Year 2010
No. 167	Option Aircraft	Year 2010

No. 168	Option Aircraft	Year 2011
No. 169	Option Aircraft	Year 2011
No. 170	Option Aircraft	Year 2011
No. 171	Option Aircraft	Year 2011
No. 172	Option Aircraft	Year 2011
No. 173	Option Aircraft	Year 2011
No. 174	Option Aircraft	Year 2011
No. 175	Option Aircraft	Year 2011
No. 176	Option Aircraft	Year 2011
No. 177	Option Aircraft	Year 2011
No. 178	Option Aircraft	Year 2011
No. 179	Option Aircraft	Year 2011
No. 180	Option Aircraft	Year 2011

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No. 181	Option Aircraft	Year 2012
No. 182	Option Aircraft	Year 2012
No. 183	Option Aircraft	Year 2012
No. 184	Option Aircraft	Year 2012
No. 185	Option Aircraft	Year 2012
No. 186	Option Aircraft	Year 2012
No. 187	Option Aircraft	Year 2012
No. 188	Option Aircraft	Year 2012
No. 189	Option Aircraft	Year 2012
No. 190	Option Aircraft	Year 2012
No. 191	Option Aircraft	Year 2012
No. 192	Option Aircraft	Year 2012
No. 193	Option Aircraft	Year 2012

Leased Aircraft

Year	Number	Delivery Dates
1999	1	(1) ***
2000	3	(1) ***, (1) ***, (1) ***
2001	4	(1) ***, (2) ***, (1) ***
2003	1	(1) ***
2004	1	(1) ***

TOTAL	10	All but the last lease aircraft have been delivered

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.